Variant Impact Fund

Schedule of Investments

July 31, 2022 - (Unaudited)

	Shares/ Units	First Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in private investment companies - 6.6%
Secondaries
Clean Growth Fund VI, LP ⁽ᵇ⁾⁽ᶜ⁾	-	6/10/2022	$190,000	$194,028	1.7%
Specialty Finance
WindSail Credit QP Fund, LP ⁽ᵇ⁾⁽ᶜ⁾	-	1/28/2022	600,000	585,795	4.9
Total investment in private investment companies			790,000	779,823	6.6

Investment in credit facilities - 69.0%
Real Estate Debt
Almond Estate Company Limited - Adah Gardens 2, 30.0%, due 02/28/2023 ⁽ᵃ⁾	-	1/31/2022	483,000	483,000	4.1
Almond Estate Company Limited - Kitsuru 2 Block A, 10.0%, due 11/30/2022 ⁽ᵃ⁾	-	12/15/2021	689,825	689,825	5.8
Dream America, LLC, 11.0%, due 02/24/2024 ⁽ᵃ⁾	-	2/24/2022	1,000,000	1,000,000	8.4
			2,172,825	2,172,825	18.3
Real Estate Equity
CRP Affordable Housing Fund, LLC ⁽ᵃ⁾	-	11/1/2021	1,200,000	1,200,000	10.1
			1,200,000	1,200,000	10.1
Specialty Finance
AVISTA COLOMBIA S.A.S, 10.0%, due 07/05/2023 ⁽ᵃ⁾	-	6/21/2022	1,000,000	1,000,000	8.4
Ky Lan Asset Finance 1, a sub-fund of Komodo Asset I VCC, 9.5%, due 01/26/2024 ⁽ᵃ⁾	-	1/26/2022	1,100,495	1,100,495	9.3
RKB Bridge Solutions, LLC, SOFR+ 6.75%, due 03/31/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	4/21/2022	570,000	570,000	4.8
Star Strong Master, LLC - Alliance Property Group, 10.0%, due 07/13/2025 ⁽ᵃ⁾	-	7/12/2022	500,000	500,000	4.2
Star Strong Master, LLC - Naboso Technology Inc., 10.0%, due 04/07/2024 ⁽ᵃ⁾	-	12/14/2021	455,892	455,892	3.8
Star Strong Master, LLC - Prepped, Inc., 10.0%, due 03/08/2024 ⁽ᵃ⁾	-	3/25/2022	100,420	100,420	0.9
Star Strong Master, LLC - The Black Box Project LLC, 10.0%, due 04/30/2024 ⁽ᵃ⁾	-	4/29/2022	192,852	192,852	1.6
Star Strong Master, LLC - The Financial Gym Inc., 10.0%, due 03/04/2024 ⁽ᵃ⁾	-	3/7/2022	211,000	211,000	1.8
STRIDE ALTERNATIVE EDUCATION FUND 1, 14.0%, due 06/13/2029 ⁽ᵃ⁾	-	6/13/2022	682,000	682,000	5.7
			4,812,659	4,812,659	40.5
Total investment in credit facilities			8,185,484	8,185,484	68.9

Investments in direct equities - 1.7%
Specialty Finance
Star Strong Funding, LLC ⁽ᵃ⁾	-	4/27/2022	52,000	200,141	1.7
Total investment in direct equities			52,000	200,141	1.7

Investments in public securities - 0.8%
KraneShares California Carbon Allowance Strategy ETF	4,150	1/27/2022	99,621	99,849	0.8
Total investment in public securities			99,621	99,849	0.8
Investments in money market instruments - 20.2%
Fidelity Government Portfolio, Institutional Class, 0.20% ⁽ᵉ⁾	72,000		72,000	72,000	0.6
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.32% ⁽ᵉ⁾	2,328,991		2,328,991	2,328,991	19.6
Total investment in money market instruments			2,400,991	2,400,991	20.2

Total Investments (cost $11,528,096)				$11,666,288	98.3
Other assets less liabilities				205,571	1.7
Net Assets				$11,871,859	100.0

(a)	Value was determined using significant unobservable inputs. See Note 2.

(b)	Private investment company does not issue shares or units.
(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2 for respective investment categories, unfunded commitments and redemptive restrictions.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Rate listed is the annualized 7-day effective yield at 7/31/2022.

Variant Impact Fund

Portfolio Allocation (Unaudited)

July 31, 2022 - (Unaudited)

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilites	69.0%
Money Market Instruments	20.2%
Private Investment Companies	6.6%
Direct Equities	1.7%
Public Securities	0.8%
Total Investments	98.3%
Other assets less liabilities	1.7%
Total Net Assets	100.0%

Variant Impact Fund

Notes to Financial Statements

July 31, 2022 (Unaudited)

1. Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Investment Manager. The Investment Manager’s Valuation Committee (the “Valuation Committee”) will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the- counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Committee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Committee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in a wide range of investment vehicles (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Committee may have limited ability to assess the accuracy of these valuations.

Variant Impact Fund

Notes to Financial Statements

July 31, 2022 (Unaudited) (continued)

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Committee of any information or factors deemed appropriate. The Valuation Committee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. The Fund did not engage in in these transactions during the period nor had any open futures contracts as of July 31, 2022.

2. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 –	Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

• Level 2 –	Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

• Level 3 –	Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Variant Impact Fund

Notes to Financial Statements

July 31, 2022 (Unaudited) (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by- investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectability or other credit issues. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of July 31, 2022. During the period ended July 31, 2022, the Investment Manager determined there were no material changes in interest rates or fundamental changes. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy

Variant Impact Fund

Notes to Financial Statements

July 31, 2022 (Unaudited) (continued)

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. As a general matter, the Fund values its investments in direct equities through a discounted cash flow or market approach method. However, direct equities held by the Fund as of July 31, 2022 were valued at its recent transaction price. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

(c)	Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of July 31, 2022. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$-	$-	$-	$779,823	$779,823
Credit Facilities	-	-	8,185,484	-	8,185,484
Direct Equities	-	-	200,141	-	200,141
Investments in Public Securities	99,849				99,849
Short-Term Investments	2,400,991	-	-	-	2,400,991
Total Assets	$2,500,840	$-	$8,385,625	$779,823	$11,666,288

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended July 31, 2022:

	Private Investment Companies	Credit Facilities	Direct Equities
April 30, 2022	$1,268,416	$3,769,823	$52,000
Realized gains (losses)	-	-	-
Unrealized gains (losses)	-	-	148,141
Transfers Into Level 3	-	-	-
Transfers Out of Level 3	-	-	-
Purchases	-	4,710,645	-
Sales	(1,268,416)	(294,984)	-
July 31, 2022	$-	$8,185,484	$200,141

Variant Impact Fund

Notes to Financial Statements

July 31, 2022 (Unaudited) (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of July 31, 2022.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in Input
Credit Facilities	$8,185,484	Market Approach	Recent transaction price	N/A	N/A	Increase
Direct Equities	200,141	Discounted Cash Flow	Discount Rate Growth Rate Ownership % Market Multiple	20.00% 3.00% 1.95% 8.15	20.00% N/A N/A N/A	Decrease Increase Increase Increase